Principal Diversified Select Real Asset Fund
Supplement dated August 2, 2021
to the Statement of Additional Information dated August 1, 2021

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

MANAGEMENT OF THE FUND
Under Additional Information Regarding Board Members and Officers, in the FUND COMPLEX OFFICERS table, delete the row for Sara L. Reece, and replace with the following:

Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Chief Operating Officer (since 2021) Vice President and Controller (2016-2021)	Managing Director – Global Fund Ops, PLIC (since 2021) Managing Director – Financial Analysis/ Planning, PLIC (2021) Director – Accounting, PLIC (2015-2021)